Property and Equipment, Net	12 Months Ended
Apr. 30, 2026
Property and Equipment, Net [Abstract]
Property and equipment, net

Note 7 – Property and equipment, net

Property and equipment consist of the following:

	April 30, 2025	April 30, 2026	April 30, 2026
	JPY	JPY	USD
At cost:
Buildings	-	32,052,686	204,598
Land	-	48,878,627	312,000
Vehicles	-	82,150,770	524,381
Computer hardware and equipment	-	48,802,405	311,519
Furniture, fixtures and office equipment	3,994,348	12,366,424	78,938
Leasehold improvements	-	523,678	3,343
Total cost	3,994,348	224,774,590	1,434,779
Accumulated depreciation	(3,066,490)	(109,786,295)	(700,780)
Property and equipment, net	927,858	114,988,295	733,999

The acquired PML subgroup had property and equipment with a consolidated carrying amount of JPY129,438,101 (USD826,236) as of the January 20, 2026 Acquisition Date. Depreciation expense for the years ended April 30, 2024, 2025 and 2026 was JPY1,083,322, JPY827,117 and JPY21,830,096 (USD139,346), respectively.